UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 25, 2006
                                                  (January 19, 2006)



                             PEGASUS WIRELESS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                          000-32567                  52-2273215
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File           (IRS Employer
  of incorporation)                  Number)                 Identification No.)


48499 Milmont Dr., Freemont, CA                                   94538
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (510) 490-8288


   Blue Industries, Inc., 1480 Breakers West Blvd., Royal Palm Beach, FL 33401
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


-----------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 - Entry into a Material Definative Agreement

Pegasus closed the acquisition of 51% of SKI Technologies, Inc. on January 19, 2006.

The Company purchased 51% of SKI in exchange for $650,000 in cash and the issuance of 142,735 shares of restricted common stock of the Company, valued at $650,0000 based on the average closing price for the preceeding 60 days before August 15, 2005.


SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The cash portion of the this transaction was provided by the sale of 200,000 shares of restricted common stock of the Company to Jasper Knabb, President of Pegasus, in exchange for $2,000,000 in cash, or $10.00 per share.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

(a) Finacial Statements of Business Aquired

     The audited combined financial statements of SKI Technologies, Inc., for the two years in the period ended December 31, 2004 are included herein starting on page F-1.

(b) Pro-Forma Financial Information

     The unaudited pro-forma financial statements as of September 30, 2005 for Pegasus and September 30, 2005 for SKI Technologies, Inc., are included herein starting on page F-10.

(d) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------
10.1   *       Share and Exchange  Agreement,  dated as of May 25, 2005,  by and among the Company and Homeskills, Inc.

10.2   *       Share and Exchange  Agreement,  dated as of November 5, 2004,  by and among Homeskills, Inc., and the shareholders of OTC Wireless, Inc.

10.3   *       Agreement as of December 22, 2005 among Pegasus Wireless Corp., a
               Nevada   corporation   ("Buyer"),and  the  shareholders  of  AMAX
               Engineering   Corp.  and  AMAX  Information   Technology,   Inc.,
               ("AMAX"), California corporations.

10.4   *       Agreement as of December 29, 2005 among Pegasus Wireless Corp., a
               Nevada   corporation   ("Buyer"),and  the  shareholders  of  Cnet
               Technology, Inc. ("CNET"), a Cayman Islands corporation.

10.5   *       Agreement as of January 19, 2006 among Pegasus  Wireless Corp., a
               Nevada   corporation   ("Buyer"),and   the  shareholders  of  SKI
               Technologies,   Inc.  ("SKI"),   a  Republic  of  China  (Taiwan)
               corporation.

14.1   *       Code of Ethics

16.1   *       Lawrence   Scharfman  &  Company  letter   regarding   change  of
               accountants

17.1   *       Letter of Resignation of Roger Pawson

99.3   *       July 18, 2005 press release

99.4   *       August 3, 2005 press release

99.5   *       November 1, 2005 press releas

99.6   *       December 22, 2005 press release

99.7   *       Acquisition  Agreement,  dated as of December  22,  2005,  by and among the Company and AMAX.

99.8   *       December 29, 2005 press release

---------
*   filed previously



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                             PEGASUS WIRELESS CORP.


     January 24, 2006      By:  /s/ Stephen H. Durland
                                --------------------------
                                Stephen H. Durland
                                Title: CFO

                          INDEX TO FINANCIAL STATEMENTS


Reports of Independent Registered Public Accounting Firm.....................F-2

Balance Sheets...............................................................F-3

Statements of Operations and Comprehensive Income (Loss).....................F-4

Statements of Stockholders' Equity (Deficiency)..............................F-5

Statements of Cash Flows.....................................................F-6

Notes to Financial Statements................................................F-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and Stockholders
SKI Technology, Inc.


We have audited the accompanying balance sheets of SKI Technologies, Inc., (the "Company") as of December 31, 2004 and 2003 and the related statements of operations and comprehensive income (loss), stockholders' equity (deficiency) and cash flows for the two years in the period ended December 31, 2004. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004 and 2003 and the results of its operations and cash flows for the two years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.


                                       /s/Pollard-Kelley Auditing Services, Inc.
                                       -----------------------------------------
                                          Pollard-Kelley Auditing Services, Inc.

Fairlawn, Ohio
January 13, 2006

                             SKI TECHNOLOGIES, INC.
                                 Balance Sheets

                                                                               September 30,       December 31,
                                                                                    2005               2004
                                                                             ------------------ -------------------
                                                                                (Unaudited)
                                ASSETS
CURRENT ASSETS
  Cash and equivalents                                                       $          431,853 $           620,551
  Accounts receivable                                                                 1,423,221           1,181,745
  Inventory                                                                              95,484             345,937
  Other current assets                                                                  257,305              92,244
                                                                             ------------------ -------------------
          Total current assets                                                        2,207,863           2,240,477
                                                                             ------------------ -------------------
PROPERTY AND EQUIPMENT
  Property and equipment                                                                171,898             165,585
        Less accumulated depreciation                                                   (38,245)            (22,027)
                                                                             ------------------ -------------------
          Net property and equipment                                                    133,653             143,558
                                                                             ------------------ -------------------
OTHER ASSETS
  Deposits and other assets                                                               1,360              65,830
                                                                             ------------------ -------------------
          Total other assets                                                              1,360              65,830
                                                                             ------------------ -------------------
Total Assets                                                                 $        2,342,876 $         2,449,865
                                                                             ================== ===================
                    LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                                          $           35,712 $           320,035
   Accrued expenses                                                                     922,257             905,185
   Income tax payable                                                                    68,629             112,813
   Other liabilities                                                                      3,338              26,084
                                                                             ------------------ -------------------
          Total current liabilities                                                   1,029,936           1,364,117
                                                                             ------------------ -------------------
Total Liabilities                                                                     1,029,936           1,364,117
                                                                             ------------------ -------------------
STOCKHOLDERS' EQUITY (DEFICIENCY)
   Common stock, T$10.00 par value, authorized 2,600,000;
      2,600,000 shares  issued and outstanding                                          749,850             749,850
   Accumulated comprehensive income (loss)                                               25,863              77,317
   Retained earnings                                                                    537,227             258,581
                                                                             --------------------------------------
          Total stockholders' equity                                                  1,312,940           1,085,748
                                                                             ------------------ -------------------
Total Liabilities and Stockholders' Equity                                   $        2,342,876 $         2,449,865
                                                                             ================== ===================






     The accompanying notes are an integral part of the financial statements

                             SKI TECHNOLOGIES, INC.
                            Statements of Operations

                                                 Nine months         Nine months
                                                    ended                ended             Year Ended          Year Ended
                                                  September            September            December            December
                                                   30, 2005            30, 2004             31, 2004            31, 2003
                                               ----------------    -----------------    ----------------    -----------------
                                                     (Unaudited)          (Unaudited)
REVENUES                                       $      4,391,086    $       2,916,782    $      4,045,143    $       2,352,936

COST OF SALES                                         3,963,615            2,457,709           3,544,996            2,059,432
                                               ----------------    -----------------    ----------------    -----------------

Gross Margin                                            427,471              459,073             500,147              293,504

OPERATING EXPENSES
    Depreciation and amortization                        17,882                7,696              13,667                7,311
    General and administrative                          129,128              115,359              88,052               76,767
                                               ----------------    -----------------    ----------------    -----------------

          Total operating expenses                      147,010              123,055             101,719               84,078
                                               ----------------    -----------------    ----------------    -----------------

 Operating income                                       280,461              336,018             398,428              209,426
                                               ----------------    -----------------    ----------------    -----------------

OTHER INCOME (EXPENSE):
 Interest income                                             94                   89                 839                  800
 Other income (expense)                                   1,986                1,524               4,048                  (41)
 Gain (loss) on sale of fixed assets                          0                    0                   0                7,492
 Unrealized loss on short-term investments                    0                    0             (12,549)                   0
 Inventory valuation reserve                                  0                    0             (41,830)                   0
 Foreign currency transaction gain (loss)                  (477)                (892)             (1,038)                (271)
                                               ----------------    -----------------    ----------------    -----------------

          Total other income (expense)                    1,603                  721             (50,530)               7,980
                                               ----------------    -----------------    ----------------    -----------------

Net income before income tax                            282,064              336,739             347,898              217,406

    Income tax                                                0                    0             100,655               61,987
                                               ----------------    -----------------    ----------------    -----------------

Net income                                              282,064              336,739             247,243              155,419

Other comprehensive income (loss):
  Foreign currency translation gain (loss)              (51,454)                  50              64,349               12,968
                                               ----------------    -----------------    ----------------    -----------------

Comprehensive income                           $        230,610    $         336,789    $        311,592    $         168,387
                                               ================    =================    ================    =================

Net income per common share - basic            $           0.11    $           0.13     $          0.10     $           0.06
                                               ================    =================    ================    =================

Weighted average number of common
shares outstanding - basic                            2,600,000            2,600,000           2,600,000            2,600,000
                                               ================    =================    ================    =================






     The accompanying notes are an integral part of the financial statements

                             SKI TECHNOLOGIES, INC.
                       Statements of Stockholders' Equity



                                                                       Accumulated                            Total
                                         Number of         Par         Comprehensive       Retained       Stockholders'
                                           Shares         Value        Income (Loss)       Earnings          Equity
                                        ------------   -----------    ---------------   --------------   ---------------

BEGINNING BALANCE, January 1, 2003         2,600,000   $   749,850    $             0   $      (80,428)  $       669,422

   Other comprehensive income (loss)               0             0             12,968                0            12,968
   Net income                                      0             0                  0          155,419           155,419
                                        ------------   -----------    ---------------   --------------   ---------------

BALANCE, December 31, 2003                 2,600,000       749,850             12,968           74,991           837,809

   Dividends distributed                           0             0                  0          (67,072)          (67,072)
   Other comprehensive income (loss)               0             0             64,349                0            64,349
   Net loss                                        0             0                  0          247,244           247,244
                                        ------------   -----------    ---------------   --------------   ---------------

BALANCE, December 31, 2004                 2,600,000       749,850             77,317          255,163         1,082,330

   Other comprehensive income (loss)               0             0           (51,454)                0           (51,454)
   Net loss                                        0             0                  0          282,064           282,064
                                        ------------   -----------    ---------------   --------------   ---------------

ENDING BALANCE, September 30, 2005
    (unaudited)                            2,600,000   $   749,850    $        25,863   $      537,227   $     1,312,940
                                        ============   ===========    ===============   ==============   ===============



















     The accompanying notes are an integral part of the financial statements

                                              SKI TECHNOLOGIES, INC.
                                              Statement of Cash Flows



                                                           Nine months          Nine months
                                                              ended                ended            Year Ended        Year Ended
                                                          September 30,        September 30,       December 31,      December 31,
                                                              2005                 2004                2004              2003
                                                        -----------------    ---------------    ---------------    --------------
                                                           (Unaudited)        (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                              $         282,064    $       336,739    $       247,244    $      155,419
Adjustments to reconcile net loss to net cash used by
operating activities:
     Depreciation and amortization                                 17,882              7,696             13,667             7,311
     Loss on doubtful accounts                                          0                  0              2,988             7,830
     Unrealized loss on short-term investments                          0                  0             12,549                 0
     Inventory valuation reserve                                        0                  0             41,830                 0
Changes in operating assets and liabilities:
     (Increase) decrease in accounts receivable                  (300,924)           (92,084)          (271,546)         (305,318)
     (Increase) decrease in inventory                             248,283             22,091            (83,675)         (237,987)
     (Increase) decrease in other current assets                 (237,146)           (59,828)             2,290           (25,481)
     (Increase) decrease in deferred income tax assets             60,510             21,522            (37,154)            3,821
     Increase (decrease) in accounts payable                     (284,812)            73,438             53,790           165,403
     Increase (decrease) in accrued expenses                       54,644            273,876            382,789           283,155
     Increase (decrease) in other current liabilities              22,766             (3,888)            18,503           (32,126)
     Increase (decrease) in current income taxes payable          (41,698)             8,339             47,952            58,086
                                                        -----------------    ---------------    ---------------    --------------

Net cash  provided (used) by operating activities                (178,431)           587,901            431,227            80,113
                                                        -----------------    ---------------    ---------------    --------------

CASH FLOW FROM INVESTING ACTIVITIES:
     Purchase of property and equipment                           (13,337)           (98,520)           (98,990)          (57,243)
     Proceeds from sale of property and equipment                       0                  0                  0             9,115
                                                        -----------------    ---------------    ---------------    --------------

Net cash provided (used) by investing activities                  (13,337)           (98,520)           (98,990)          (48,128)
                                                        -----------------    ---------------    ---------------    --------------

CASH FLOW FROM FINANCING ACTIVITIES:
   Dividends paid in cash                                               0            (63,295)           (63,654)                0
                                                        -----------------    ---------------    ---------------    --------------

Net cash provided by financing activities                               0            (63,295)           (63,654)                0
                                                        -----------------    ---------------    ---------------    --------------

Effect of exchange rates on cash                                    3,070             (3,202)           (24,054)            1,316
                                                        -----------------    ---------------    ---------------    --------------

Net increase (decrease) in cash and equivalents                  (188,698)           422,884            244,529            33,301

CASH and equivalents, beginning of period                         620,551            376,022            376,022           342,721
                                                        -----------------    ---------------    ---------------    --------------

CASH and equivalents, end of period                     $         431,853    $       798,906    $       620,551    $      376,022
                                                        =================    ===============    ===============    ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid in cash                                   $               0    $             0    $             0    $            0
                                                        =================    ===============    ===============    ==============
Income taxes paid in cash                               $               0    $        89,857    $        89,857    $           80
                                                        =================    ===============    ===============    ==============






     The accompanying notes are an integral part of the financial statements

                             SKI TECHNOLOGIES, INC.
                        Notes to the Financial Statements
                   (Information with regard to the nine months
                 ended September 30, 2005 and 2004 is unaudited)

NOTE 1 - THE COMPANY

SKI Technologies, Inc., (The Company), was incorporated under the laws of the Republic of China (Taiwan) in December 2001, to engage in the manufacture of computer parts, components and systems.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Revenue Recognition - The Company recognizes revenue from product sales when units are shipped, provided no significant obligation remains and collection is probable.

Inventory - The Company values its inventory at the lower of weighted average cost or market. The Company also utilizes the reserve method to account for slow moving and obsolete inventory.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts. Actual results could differ from those estimates.

Income Per Share - Income per share is computed using the Weighted Average Number of common shares outstanding during the fiscal year.

Concentration of Credit Risk - The Company currently has sales only to its ultimate parent company. During the years ending and at December 31, 2004 and 2003, the Company had deposits in banks in excess of the FDIC insurance limit.

Interim Financial Information - The financial statements for the nine months ended September 30, 2005 and 2004 are unaudited and include all adjustments which in the opinion of management are necessary for fair presentation, and such adjustments are of a normal and recurring nature. The results for the nine months are not indicative of a full year results.

Foreign Currency Transaction and Translation Gains (Losses) - The Company is located in the Republic of China, (Taiwan). The functional currency is the New Taiwanese Dollar, (T$). The Company's reporting currency is the US Dollar. The Company translated the income statement items using the average exchange rate for the period and balance sheet items using the end of period exchange rate, except for equity items, which are translated at historical rates, in accordance with SFAS 52.


NOTE 3 - INVENTORY

The Company values its inventory at the lower of cost or market, cost determined using the standard cost method. The Company also utilizes the reserve method to account for slow moving and obsolete inventory. Inventory is composed of approximately 60 to 70% raw materials with the balance being work in process.

                             SKI TECHNOLOGIES, INC.
                        Notes to the Financial Statements

NOTE 4 - FIXED ASSETS

Fixed assets at December 31, 2004 and 2003 consist of almost exclusively of manufacturing equipment The Company has two SMT lines. The equipment is recorded at historical cost upon acquisition and depreciated on the straight-line basis over its estimated remaining useful life, generally five, seven or ten years. Depreciation expense was $17,882, $7,696, $13,667 and $7,311 for the nine months ended September 30, 2005 and 2004 and the year ended December31, 2004 and 2003, respectively.


NOTE 5 - STOCKHOLDERS' EQUITY

The authorized capital stock of the Company consists of 2,600,000 shares of common stock. The stock is T$10.00 par value. There were 2,600,000 shares of common stock outstanding at September 30, 2005 and 2004 and December 31, 2004 and 2003.


NOTE 6 - INCOME TAXES

The provision for income tax represents income tax paid and payable for the current year plus the changes in the deferred income tax assets and liabilities during the year. The income tax effects resulting from temporary differences are recognized as deferred income tax liabilities. The income tax effects resulting from deductible temporary differences, loss carryforwards, and investment tax credits are recognized as deferred income tax assets. The realization of the deferred income tax assets is evaluated, and if it is considered more likely than not that the deferred tax assets will not be realized, a valuation allowance is recognized accordingly.

Classification of the deferred income tax assets or liabilities as current or non-current is based on the classification of the related asset or liability. If a deferred income tax asset or liability is not directly related to a specific asset or liability, then the classification is based on the expected realization date of such deferred income tax asset or liability.

Any tax credit arising from the purchase of machinery, equipment and technology, research and development and personnel training are recognized using the current method. Adjustments of prior years' tax liabilities are added to or deducted from the current year's tax provision.

Under current Republic of China, (Taiwan), tax regulations, the current year's earnings, on a tax basis, that are not distributed in the following year are subject to a 10% additional income tax. This 10% additional income tax is charged to income tax expense after the appropriation of earnings is approved by the stockholders in the following year.


NOTE 7 - OPERATING LEASES

The Company leased an operating facility from a related party under an operating lease. Total lease payments for the years ended December 31, 2004 and 2003 were $136,400 and $162,600.

In January 2005, the Company signed an agreement to purchase its factory building and equipment for $582,400, of which $116,500 was paid in March 2005.

                             SKI TECHNOLOGIES, INC.
                        Notes to the Financial Statements


NOTE 8 - RELATED PARTY TRANSACTIONS

Related companies - The Companies record sales, accounts receivable, purchases, administrative expenses and accounts payable to and from its six brother-sister related companies: Abest Communication Corp.; Aviso Tech. Inc.; Global Band Co., Ltd.; Hudar Enterprise Networking Co., Ltd.; Lightec Communication Co., Ltd.;and Vidar-SMS Co., Ltd. These companies represented the following percentages for the years ended December 31:

                                        2004               2003
                                  ----------------    --------------
Revenues                                      9.9%              8.6%
Accounts receivable                           7.2%              7.2%
Accounts payable                              2.9%             19.6%
Accrued expenses                             36.0%             35.4%

In addition, the Company borrowed and repaid $134,500 from a related party during the year ended December 31, 2004.


NOTE 9 - SUBSEQUENT EVENTS

On January 19, 2006, the Company's stockholders sold 51% of the Company to Pegasus Wireless Corp., a US based company for $650,000 in cash and $650,000 in Pegasus shares. Part of this purchase agreement calls for SKI to produce a minimum of $10 million in revenue, with profit, from the sale of third party products during the 12 months following the acquisition. In addition, if SKI generates less than $12 million in revenue from the sale of third party products during the 12 months following the acquisition, the purchase price per share will be reduced accordingly and the sellers will transfer additional shares of SKI to Pegasus.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS





Pro forma Consolidated Balance Sheet........................................F-11

Pro forma Consolidated Statements of Operations.............................F-12

Notes to Pro forma Consolidated  Financial Statement........................F-13

                             PEGASUS WIRELESS CORP.
                      Pro forma Consolidated Balance Sheet
                               September 30, 2005
                                   (Unaudited)

                                                                            SKI
                                                      Pegasus Wireless  Technologies,    Proforma
                                                           Corp.            Inc         Adjustments       Proforma
                                                      ----------------  ------------  ---------------  ---------------
                                                         (3 months)      (9 months)
                        ASSETS
CURRENT ASSETS
   Cash                                               $        750,672  $    431,853  a)    2,000,000
                                                                                      b)     (650,000) $     2,532,525
   Accounts receivable                                         153,730     1,423,221                         1,576,951
   Inventory                                                   422,012        95,484                           517,496
   Prepaid expenses and other current assets                    18,794       257,305                           276,099
                                                      ----------------  ------------                   ---------------
          Total current assets                               1,345,208     2,207,863                         4,903,071
                                                      ----------------  ------------                   ---------------
PROPERTY, PLANT AND EQUIPMENT
   (Net of accumulated depreciation)                           108,172       133,653                           241,825
                                                      ----------------  ------------
          Total property, plant and equipment                  108,172       133,653                           241,825
                                                      ----------------  ------------
OTHER ASSETS
   Investment in subsidiaries                                        0             0  b)    1,300,000
                                                                                      c)   (1,300,000)               0
   Goodwill                                                          0             0  c)      276,164          276,164
   Other                                                        28,186         1,360                            29,546
                                                      ----------------  ------------                   ---------------
          Total other assets                                    28,186         1,360                           305,710
                                                      ----------------  ------------                   ---------------
Total Assets                                          $      1,481,566  $  2,342,876                   $     5,450,606
                                                      ================  ============                   ===============
         LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                   $292,357          $     35,712                   $       328,069
   Accrued expenses                                            130,695       922,257                         1,052,952
   Other liabilities                                             3,275         3,338                             6,613
   Income tax payable                                                0        68,629                            68,629
                                                      ----------------  ------------                   ---------------
          Total current liabilities                            426,327     1,029,936                         1,456,263
                                                      ----------------  ------------                   ---------------
LONG-TERM DEBT
   Long-term note payable - related party                            0             0                                 0
                                                      ----------------  ------------                   ---------------
          Total long-term debt                                       0             0                                 0
                                                      ----------------  ------------                   ---------------
Total Liabilities                                              426,327     1,029,936                         1,456,263
   Minority interest in consolidated subsidiary                      0             0  c)      263,241          263,241
                                                      ----------------  ------------                   ---------------
STOCKHOLDERS' EQUITY
  Preferred stock, $0.0001 and n/a par value;
     authorized 20,000,000* and n/a;
     0 and n/a outstanding                                           0             -                                 0
  Common stock, $0.0001 and T$10.00 par value;
     100,000,000, and 2,600,000 shares authorized;
     67,193,556, and 2,600,000 shares issued
     and outstanding                                             6,719       749,850  a)           20
                                                                                      b)           14
                                                                                      c)     (749,850)           6,753
   Additional paid-in capital                               14,923,881             -  a)    1,999,980
                                                                                      b)      649,986       17,573,847
   Accumulated comprehensive income (loss)                           0        25,863                            25,863
   Accumulated deficit / Retained earnings                 (13,875,361)      537,227  c)     (537,227)     (13,875,361)
                                                      ----------------  ------------                   ---------------
          Total stockholders' equity                         1,055,239     1,312,940                         3,731,102
                                                      ----------------  ------------                   ---------------
Total Liabilities and  Stockholders' Equity           $      1,481,566  $  2,342,876                   $     5,450,606
                                                      ================  ============                   ===============

     The accompanying notes are an integral part of the financial statements

                             PEGASUS WIRELESS CORP.
                 Pro forma Consolidated Statements of Operations
                                   (Unaudited)
                         Period ended September 30, 2005

                                                      Pegasus           SKI
                                                     Wireless      Technologies,    Pro forma
                                                       Corp.            Inc        Adjustments     Pro forma
                                                     3 months         9 months
                                                 ----------------- -------------- -------------  --------------
REVENUES
   Sales                                         $         474,979 $    4,391,086                $    4,866,065
                                                 ----------------- --------------                --------------

          Total revenues                                   474,979      4,391,086                     4,866,065

COST OF SALES
   Cost of sales                                           210,498      3,963,615                     4,174,113
                                                 ----------------- --------------                --------------

          Gross margin                                     264,481        427,471                       691,952
                                                 ----------------- --------------                --------------

OPERATING EXPENSES
   General and administrative                              462,109        129,128                       591,237
   Depreciation                                             21,194         17,882                        39,076
                                                 ----------------- --------------                --------------

          Total operating expenses                         483,303        147,010                       630,313
                                                 ----------------- --------------                --------------

Operating loss                                            (218,822)       280,461                        61,639
                                                 ----------------- --------------                --------------

OTHER INCOME (EXPENSE)
   Interest income                                           3,128             94                         3,222
   Other income (expense)                                   22,672          1,986                        24,658
   Foreign currency transaction gain (loss)                      0           (477)                         (477)
   Interest expense                                              0              0                             0
                                                 ----------------- --------------                --------------

          Total other income (expense)                      25,800          1,603                        27,403

  Minority interest in earnings of consolidated
       subsidiary                                                0              0      (138,211)       (138,211)
                                                 ----------------- --------------                --------------

Net income (loss)                                $        (193,022)$      282,064                $      (49,169)
                                                 ================= ==============                ==============











     The accompanying notes are an integral part of the financial statements

                             PEGASUS WIRELESS CORP.
              Notes to Pro forma Consolidated Financial Statements
                                   (Unaudited)


(1) Pro forma Changes On January 19, 2006, the Company entered into an acquisition agreement to acquire 51% of SKI Technologies, Inc. (SKI), , a Republic of China (Taiwan) company. This business combination was accounted for as an acquisition. The Company paid $650,000 in cash and $650,000 in common stock to complete this acquisition.

     The Pro forma statement of operations includes the three months for the Company and nine months for SKI ended September 30, 2005.

(2)  Pro forma Adjustments

     a) 200,000 shares of restricted common stock of the Company were issued to Jasper Knabb, President of the Company, in exchange for $2,000,000, (or $10.00 per share), in cash.

     b)   $650,000 in cash and $650,000 in stock,  (147,735  shares at $4.55 per share), was paid to effect the acquisition.

     Consolidation:

     c) Eliminate investment in subsidiaries, the Company's retained deficit and common stock of subsidiaries.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS






Pro forma Consolidated Statements of Operations.............................F-15

Notes to Pro forma Consolidated  Financial Statement........................F-16

                             PEGASUS WIRELESS CORP.
                 Pro forma Consolidated Statements of Operations
                                   (Unaudited)
                                   Year ended


                                                                        SKI
                                                      Pegasus      Technologies,
                                                     Wireless           Inc
                                                       Corp.        December 31,    Pro forma
                                                   June 30, 2005        2004       Adjustments     Pro forma
                                                 ----------------- -------------- -------------  --------------
REVENUES
   Sales                                         $       3,172,351 $    4,045,143                $    7,217,494
                                                 ----------------- --------------                --------------

          Total revenues                                 3,172,351      4,045,143                     7,217,494

COST OF SALES
   Cost of sales                                         1,728,479      3,544,996                     5,273,475
                                                 ----------------- --------------                --------------

          Gross margin                                   1,443,872        500,147                     1,944,019
                                                 ----------------- --------------                --------------

OPERATING EXPENSES
   General and administrative                            2,294,255         88,052                     2,382,307
   Depreciation                                            109,074         13,667                       122,741
                                                 ----------------- --------------                --------------

          Total operating expenses                       2,403,329        101,719                     2,505,048
                                                 ----------------- --------------                --------------

Operating loss                                            (959,457)       398,428                      (561,029)
                                                 ----------------- --------------                --------------

OTHER INCOME (EXPENSE)
   Interest income                                           5,581            839                         6,420
   Other income (expense)                                    5,598        (50,331)                      (44,733)
   Foreign currency transaction gain (loss)                      0         (1,038)                       (1,038)
   Interest expense                                        (22,918)             0                       (22,918)
                                                 ----------------- --------------                --------------

          Total other income (expense)                     (11,739)       (50,530)                      (62,269)

  Minority interest in earnings of consolidated
       subsidiary                                                0              0      (170,470)       (170,470)
                                                 ----------------- --------------                --------------

Net income (loss)                                $        (971,196)$      347,898                $     (793,768)
                                                 ================= ==============                ==============








     The accompanying notes are an integral part of the financial statements

                             PEGASUS WIRELESS CORP.
              Notes to Pro forma Consolidated Financial Statements
                                   (Unaudited)



(1) Pro forma Changes On January 19, 2006, the Company entered into an acquisition agreement to acquire 51% of SKI Technologies, Inc. (SKI), , a Republic of China (Taiwan) company. This business combination was accounted for as an acquisition. The Company paid $650,000 in cash and $650,000 in common stock to complete this acquisition.

     The Pro forma statement of operations includes the three months for the Company and nine months for SKI ended September 30, 2005.

(2)  Pro forma Adjustments

     a) 200,000 shares of restricted common stock of the Company were issued to Jasper Knabb, President of the Company, in exchange for $2,000,000, (or $10.00 per share), in cash.

     b)   $650,000 in cash and $650,000 in stock,  (147,735  shares at $4.55 per share), was paid to effect the acquisition.

     Consolidation:

     c) Eliminate investment in subsidiaries, the Company's retained deficit and common stock of subsidiaries.